                                                                  EXHIBIT 10.3.3


                                                                  CONFORMED COPY

                               THIRD AMENDMENT AND WAIVER dated as of October 9,
                          1997 (this "Amendment"), to the Credit Agreement dated as of December 7, 1993, as amended (the "Credit Agreement"), among TRANSTAR, INC., a Delaware corporation (the "Borrower"), the lenders party thereto (the "Lenders") and THE CHASE MANHATTAN BANK, as agent for the Lenders (in such capacity, the "Agent") and as issuing bank (in such capacity, the "Issuing Bank").

                  WHEREAS the Borrower has requested that the Lenders (such term and each other capitalized term used but not defined herein having the meanings assigned to such terms in the Credit Agreement) agree to waive the Margin Adjustment due to become effective on the fourth anniversary of the Closing Date;

                  WHEREAS the Lenders are willing, on the terms, subject to the conditions and to the extent set forth below, to waive effectiveness of such Margin Adjustment;

                  WHEREAS the Borrower has requested that the Required Lenders agree to amend the Credit Agreement to permit the Borrower to pay certain dividends in excess of those currently permitted by the Credit Agreement; and

                  WHEREAS the Required Lenders are willing, on the terms, subject to the conditions and to the extent set forth below, to approve such amendments.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Borrower and the undersigned Lenders hereby agree, on the terms and subject to the conditions set forth herein, as follows:

                  Section 1. Waiver. The undersigned Lenders hereby agree to waive the increase in the Margin Adjustment scheduled to take effect on the fourth anniversary of the Closing Date pursuant to clause (i) of the definition of "Margin Adjustment" in Article I of the Credit Agreement.

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                  Section 2. Amendments. The Credit Agreement shall be amended as follows:

                  (a) Section 2.12(d) of the Credit Agreement shall be amended by inserting at the end of such Section the following:

                  "Notwithstanding the foregoing, the amount of the prepayment required pursuant to this Section 2.12(d) to be made within 90 days after the fiscal year ending December 31, 1997, shall be reduced by the sum of (i) the aggregate amount of dividends paid by the Borrower during the fiscal year ended December 31, 1997, pursuant to clause (f)(i) of Section 7.08 and (ii) the amount of the dividends paid by the Borrower during the 90-day period following the end of the Borrower's fiscal year ending December 31, 1997, pursuant to clause
                  (f)(ii) of Section 7.08. Each certificate delivered by the Borrower pursuant to the second sentence of this Section 2.12(d) shall set forth the amount of any reductions made pursuant to the preceding sentence."

                  (b) Section 4.13 of the Credit Agreement shall be amended by adding at the end of the proviso to the first sentence thereof the words "or
Section 7.08(f)."

                  (c) Section 6.08 of the Credit Agreement shall be amended by adding at the end of the proviso thereof the words "or Section 7.08(f)."

                  (d) Section 7.08 of the Credit Agreement shall be amended by
(i) deleting the word "and" at the end of clause (d) thereof, (ii) deleting the period at the end of clause (e) thereof and substituting "; and" therefor and
(iii) inserting after clause (e) thereof the following:

                      "(f) so long as there exists no Event of Default (both
                  before and after giving effect thereto) the Borrower may (i) pay cash dividends from time to time during the fiscal year ending December 31, 1997, not exceeding aggregate dividends pursuant to this clause (f)(i) of $25,000,000; and (ii) pay cash dividends at any time and from time to time prior to the end of the 90-day period following the end of the Borrower's fiscal year ending December 31, 1997; provided, that (A) the aggregate dividends pursuant to clause (f)(ii) shall not exceed an amount equal to the excess, if any, of (1) the Borrower's Excess Cash Flow for the fiscal year of the Borrower ending December 31, 1997 over (2) the aggregate amount of all dividends theretofore paid pursuant to clause
                  (f)(i) above and (B) no such dividend

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                  shall be paid pursuant to clause (f)(ii) prior to the date of delivery by the Borrower to the Agent of a certificate signed by any Financial Officer of the Borrower setting forth the calculation in reasonable detail of the amount of Excess Cash Flow for the fiscal year ending December 31, 1997, demonstrating that the amount of such dividend is permitted."

                  Section 3. Representations and Warranties. The Borrower represents and warrants to each of the Lenders that this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms (i) except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) subject to general principles of equity.

                  Section 4. Effectiveness. The Waiver referred to in Section 1 of this Amendment shall become effective as of the date when the Agent shall have received copies hereof that, when taken together, bear the signatures of the Borrower and all the Lenders. The Amendments referred to in Section 2 of this Amendment shall become effective as of the date when the Agent shall have received copies hereof that, when taken together, bear the signatures of the Borrower and the Required Lenders.

                  Section 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  Section 6. No Other Amendments. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

                  Section 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

                  Section 8. Headings. Section headings used herein are for convenience of reference only, are not part of this

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Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                  Section 9. Expenses. The Borrower shall reimburse the Agent for its reasonable out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees and expenses of Cravath, Swaine & Moore, counsel for the Agent.


                  IN WITNESS WHEREOF, the Borrower and the undersigned Required Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.


                                   TRANSTAR, INC.,

                                       by /s/ J.W. SCHULTE
                                          ----------------
                                          Name:  J.W. Schulte
                                          Title: Vice President-Finance


                                   THE CHASE MANHATTAN BANK,
                                   individually, as Agent and as
                                   Issuing Bank,

                                       by /s/ JULIE S. LONG
                                          -----------------
                                          Name:  Julie S. Long
                                          Title: Vice President


                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION, as Co-Agent,

                                       by /s/ MICHAEL J. DILLON
                                          ---------------------
                                          Name:  Michael J. Dillon
                                          Title: Managing Director


                                   BANK OF MONTREAL, as Co-Agent,

                                       by /s/ ELIZABETH F. TRAPP
                                          ----------------------
                                          Name:  Elizabeth F. Trapp
                                          Title: Director

                                   THE INDUSTRIAL BANK OF JAPAN,
                                   LIMITED, as Co-Agent,

                                       by /s/ TAKUYA HONJO
                                          ----------------
                                          Name:  Takuya Honjo
                                          Title: Senior Vice President


                                   THE LONG-TERM CREDIT BANK OF JAPAN,
                                   LTD., NEW YORK BRANCH, as Co-Agent,

                                       by /s/ HIROSHI KITADA
                                          ------------------
                                          Name:  Hiroshi Kitada
                                          Title: Deputy General Manager


                                   THE NIPPON CREDIT BANK, LTD., as Co-Agent,

                                       by /s/ YOSHIKI TSHIZUKA
                                          --------------------
                                          Name:  Yoshiki Tshizuka
                                          Title: Vice President &
                                                 Assistant General
                                                 Counsel


                                   NATEXIS BANQUE BFCE, formerly
                                   Banque Francaise du Commerce
                                   Exterieur, Grand Cayman Branch,

                                       by /s/ KEVIN DOOLEY
                                          ----------------
                                          Name:  Kevin Dooley
                                          Title: Vice President


                                       by /s/ EVAN KRAUS
                                          --------------
                                          Name:  Evan Kraus
                                          Title: Associate

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                                   BANQUE PARIBAS,

                                       by /s/ DOUGLAS R. GOUCHUE
                                          ----------------------
                                          Name:  Douglas R. Gouchue
                                          Title: Director


                                       by /s/ ROSS A. CATLIN
                                          ------------------
                                          Name:  Ross A. Catlin
                                          Title: A.V.P.


                                   BHF-BANK AG,

                                       by /s/ THOMAS J. SCIFO
                                          -------------------
                                          Name:  Thomas J. Scifo
                                          Title: A.V.P.


                                       by /s/ JOHN SYKES
                                          --------------
                                          Name:  John Sykes
                                          Title: A.V.P.


                                   CAPTIVA II FINANCE, LTD.

                                       by /s/ JOHN H. CULLINANE
                                          ---------------------
                                          Name: John H. Cullinane
                                          Title: Director


                                   CHASE SECURITIES INC., as agent for
                                   The Chase Manhattan Bank,

                                       by /s/ WILLIAM J. BOKOS
                                          --------------------
                                          Name:  William J. Bokos
                                          Title: Authorized Signatory


                                   CIBC, INC.,

                                       by /s/ WILLIAM J. KOSK JR.
                                          -----------------------
                                          Name:  William J. Kosk Jr.
                                          Title: Director

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                                   COMMERCIAL LOAN FUNDING TRUST I,
                                   LEHMAN COMMERICAL PAPER INC.
                                   (not in its individual capacity,
                                   but solely as administrative
                                   agent),

                                       by /s/ MICHELLE SWANSON
                                          --------------------
                                          Name:  Michelle Swanson
                                          Title: Authorized Signatory


                                   CORESTATES BANK, N.A.,

                                       by /s/ BEVERLY J. COLLER
                                          ---------------------
                                          Name:  Beverly J. Coller
                                          Title: Vice President


                                   CREDIT LYONNAIS, NEW YORK BRANCH,

                                       by /s/ VLADMIMIR LABUN
                                          -------------------
                                          Name:  Vladmimir Labun
                                          Title: First Vice President
                                                 Manager


                                   CREDIT SUISSE FIRST BOSTON (formerly
                                   Credit Suisse),

                                       by /s/ THOMAS G. MUOIO
                                          -------------------
                                          Name:  Thomas G. Muoio
                                          Title: Vice President


                                       by /s/ CHRISTOPHER T. HORGAN
                                          -------------------------
                                          Name:  Christopher T. Horgan
                                          Title: Vice President

                                   DEUTSCHE GENOSSENSCHAFTSBANK,

                                       by /s/ LINDA J. O'CONNELL
                                          ----------------------
                                          Name:  Linda J. O'Connell
                                          Title: Vice President


                                       by /s/ KAREN A. BRINKMAN
                                          ---------------------
                                          Name:  Karen A. Brinkman
                                          Title: Vice President


                                   FIRST BANK NATIONAL ASSOCIATION,

                                       by /s/ ELLIOT J. JAFFEE
                                          --------------------
                                          Name:  Elliot J. Jaffee
                                          Title: Vice President


                                   MELLON BANK N.A.,

                                       by /s/ RICHARD K. JAMES
                                          --------------------
                                          Name:  Richard K. James
                                          Title: Vice President


                                   MORGAN STANLEY SENIOR FUNDING, INC.,

                                       by /s/ CHRISTOPHER A. PUCILLO
                                          --------------------------
                                          Name:  Christopher A. Pucillo
                                          Title: Vice President


                                   NATIONSBANK OF NORTH CAROLINA, N.A.,

                                       by /s/ RAJESH SOOD
                                          ---------------
                                          Name:  Rajesh Sood
                                          Title: Vice President


                                   PARIBAS CAPITAL FUNDING LLC,

                                       by /s/ ERIC A. GREEN
                                          -----------------
                                          Name:  Eric A. Green
                                          Title: Director

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                                   FLEET BANK, N.A.,

                                       by /s/ ROBERT J. LORD
                                          ------------------
                                          Name:  Robert J. Lord
                                          Title: Vice President


                                   THE SUMITOMO TRUST & BANKING
                                   COMPANY, LTD., NEW YORK BRANCH,

                                       by /s/ SURAJ P. BHATIA
                                          -------------------
                                          Name:  Suraj P. Bhatia
                                          Title: Senior Vice President
                                                 Manager, Corporate
                                                 Finance Dept.